SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 1, 2004
(Date of earliest event reported)

Commission File No. 333-108551


                        Asset Backed Funding Corporation
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      Delaware                                                  75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


214 North Tryon Street
Charlotte, North Carolina                                           28255
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Address of principal executive offices                            (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code




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(Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.       Other Events
              ------------

      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99) Computational Materials prepared by Banc of America Securities LLC in connection with ABFC Asset-Backed Certificates, Series 2004-OPT2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


March 1, 2004

                                   By:  /s/ Kirk B. Meyers
                                      -----------------------------------
                                   Name: Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(99)                    Computational Materials                 E
                        prepared by Banc of
                        America Securities LLC in
                        connection with ABFC Asset-Backed
                        Certificates, Series 2004-OPT2